                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 25, 2002

                            STRUCTURED PRODUCTS CORP.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE                                 33-55860/            13-3692801
                                         333-57357
(STATE OR OTHER JURISDICTION             (COMMISSION FILE     (IRS EMPLOYER
OF INCORPORATION OR                      NUMBER)              IDENTIFICATION
ORGANIZATION)                                                 NUMBER)

390 GREENWICH STREET, NEW YORK, NEW YORK                                 10013
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE (212) 723-9654


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Item 1.                         Changes in Control of Registrant.

                  NOT APPLICABLE.
Item 2.           Acquisition or Disposition of Assets.

                  NOT APPLICABLE.
Item 3.           Bankruptcy or Receivership.

                  NOT APPLICABLE.
Item 4.           Changes in Registrant's Certifying Accountant.

                  NOT APPLICABLE.
Item 5.           Other Events.

                  DOCUMENTS INCORPORATED BY REFERENCE.
                  The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2000 and December 31, 1999, and for each of the years in the three-year period ended December 31, 2000, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 28,
                  2001), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2001 and for the periods ended March 31, 2001 and March 31, 2000, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2001 (which was filed with the Securities and Exchange Commission on May 15, 2001); June 30, 2001 and for the periods ended June 30, 2001 and June 30, 2000, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2001 (which was filed with the Securities and Exchange Commission on August 10, 2001); September 30, 2001 and for the periods ended September 30, 2001 and September 30, 2000, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 2001 (which was filed with the Securities and Exchange Commission on November 14, 2001, and filed with the SEC on January 24, 2001, March 19, 2001, July 23, 2001, September 17, 2001,
                  September 19, 2001, October 22, 2001, December 4, 2001 and January 25, 2002, as it related to Ambac Assurance, are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-57357) of the Registrant; and (iii) the Preliminary Prospectus Supplement and Prospectus relating to TIERS(R) Principal-Protected Asset Backed Certificates Trust Series S&P 2002-1, and shall be deemed to be part hereof and thereof.



Item 6.  Resignations of Registrant's Directors.

                  NOT APPLICABLE.
Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits.

                  (a)  NOT APPLICABLE.

                  (b)  NOT APPLICABLE.

                  (c)  EXHIBITS.

Item 601(a) of Regulation S-K Exhibit No. (EX-23)                   Description
- -------------------------------------------------                   -----------
                                                       Consent of KPMG  LLP, independent
                                                       certified public accountants of
                                                       Ambac Assurance Corporation and
                                                       subsidiaries in connection with
                                                       TIERS(R) Principal-Protected Asset
                                                       Backed Certificates Trust Series
                                                       S&P 2002-1


                                  SIGNATURES




                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated January 25, 2002
                                     STRUCTURED PRODUCTS CORP.


                                     By:   /S/ Matthew R. Mayers
                                           ---------------------
                                     Name:     Matthew R. Mayers
                                     Title:    Authorized Signatory




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EXHIBIT INDEX

                                                                   Paper (P) or
Exhibit No.  Description                                          Electronic (E)
- -----------  -----------                                          --------------

(EX-23)     Consent of KPMG LLP, independent certified                 E
            public accountants of Ambac Assurance
            Corporation and subsidiaries in connection with
            TIERS(R)Principal-Protected Asset Backed
            Certificates Trust Series S&P 2002-1
